UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 2 to Form 8-K)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 11, 2005
Date of Report (Date of earliest event reported)
Spectrum Sciences & Software Holdings Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-50373	90-0182158

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

3130 Fairview Park Drive, Suite 400, Falls Church, Virginia	22042

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(703) 564-2967
Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     This Amendment No. 2 on Form 8-K/A (this “Second Amendment”) amends the Current Report on Form 8-K (the “Original Report”) of Spectrum Sciences & Software Holdings Corp. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on May 17, 2005. This Second Amendment is being filed only to correct certain typographical and formatting errors in the exhibits filed with the Original Report. This Second Amendment should be read in conjunction with the Company’s filings made with the SEC subsequent to the filing date of the Original Report, including the Amendment No. 1 on Form 8-K/A to the Original Report filed with the SEC on July 26, 2005.
Item 1.01 Entry into a Material Definitive Agreement.
     See disclosure in Item 2.01 below, which is incorporated herein by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets.
     Effective May 11, 2005, the Spectrum Sciences & Software Holdings Corp. (the “Company”) acquired all of the outstanding capital stock of Horne Engineering Services, Inc. (“Horne”) from its shareholders, Darryl K. Horne, Charlene M. Horne and Michael Megless (the “Shareholders”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, Horne was merged with and into Horne Acquisition LLC, a wholly owned subsidiary of the Company. The purchase price for the capital stock of Horne was $4.5 million in cash and 6.1 million unregistered shares of the Company’s common stock (the “Shares”). Additional shares of common stock could subsequently become issuable by the Company to the Shareholders to the extent that the average closing price of the Company’s common stock on the NASD OTC Bulletin Board, or other public securities market, for the trading days during the two month period ending on May 11, 2007 is less than $3.25 per share, subject to Horne (on a stand alone basis) meeting or exceeding 2005 gross revenues of $75 million with EBITDA (earnings before interest, tax, depreciation and amortization) of $3.25 million (the “2005 EBITDA”) and EBITDA of not less than $3.25 million in 2006. A copy of the Merger Agreement is attached hereto as an exhibit and is incorporated herein by reference.
     Pursuant to an Amendment and Waiver Agreement entered into among the parties to the Merger Agreement on May 11, 2005 (the “Amendment”), the Company will hold back four million of the Shares payable to the Shareholders under the Merger Agreement (the “Hold Back Shares”) pending receipt by the Company of certain third party consents relating to certain of Horne’s contracts (the “Required Consents”). The Amendment requires the Company to release three million of the Hold Back Shares to the Shareholders promptly upon receiving certain of the Required Consents, which are specified in the Amendment. To the extent that the 2005 EBITDA is less than $3.25 million (the “EBITDA Shortfall”), the Company will be entitled to recover any unreleased Hold Back Shares to the extent that the value of such Hold Back Shares, based on the closing price of the Company’s common stock on May 11, 2005, does not exceed three times the EBITDA Shortfall. A copy of the Amendment is attached hereto as an exhibit and is incorporated herein by reference.

     In connection with the Merger Agreement, the Company and the Shareholders entered into a Registration Rights Agreements, dated May 11, 2005 (the “Rights Agreement”), pursuant to which the Company agreed to prepare and file a registration statement pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), covering the resale from time to time of all of the shares of the Company’s common stock issued to the Shareholders pursuant to the Merger Agreement. The Company must prepare and file such registration statement upon the request of any of the Shareholders, which request may be made 180 days after the closing of the Merger Agreement, or earlier if the Company becomes eligible to register securities for reoffer and resale using a registration statement on Form S-3 or if Darryl Horne’s Employment Agreement (as described below) is terminated by the Company without cause or by Mr. Horne for good reason, as described more fully in the Employment Agreement.
     Upon the closing of the Merger Agreement, Messrs. Horne and Megless were appointed to the Company’s Board of Directors (the “Board”). Kelvin D. Armstrong, Karl Heer, and William H. Ham, Jr., the Company’s directors prior to the closing of the Merger Agreement, will continue to serve as directors. Additionally, the Company’s Amended and Restated Bylaws were amended, effective as of May 11, 2005 (the “Bylaws Amendment”), to increase the number of directors from three to five and to change the required vote for the Board to take action from a majority of directors to four directors. The Amendment will remain in effect until the earlier of the completion of the Company’s 2006 annual meeting of shareholders and the date on which the composition of the Board is in compliance with the corporate governance standards for the composition of boards of directors set forth by Nasdaq in respect of an application for listing on Nasdaq and any related rule, regulation or provision of the Securities and Exchange Commission (the “SEC”). A copy of the Bylaws Amendment is attached hereto as an exhibit and is incorporated herein by reference. Messrs. Horne and Megless were also appointed to the board of directors of Spectrum Sciences & Software, Inc., a wholly owned subsidiary of the Company (“SPSC”). Mr. Ham will continue to serve as a director of SPSC. Nancy C. Gontarek has resigned from SPSC’s board as of May 11, 2004.
     In connection with the Merger Agreement, Messrs. Horne and Megless executed Employment Agreements with the Company, dated as of May 11, 2005 (“Employment Agreements”), which provide that such individuals will be appointed Chief Executive Officer (“CEO”) and Chief Financial Officer (“CFO”), respectively, immediately after the Company files its Quarterly Report on Form 10-QSB for the fiscal quarter ending March 31, 2005 with the SEC. At such time, the current CEO and CFO, Mr. Ham and Ms. Gontarek, respectively, will resign from such positions and will continue to serve as CEO and CFO of SPSC pursuant to the terms of their current employment agreements with the Company, which will be assigned to SPSC by the Company pursuant to Assignment and Assumption Agreements (the “Assignments”). A copy of the Employment Agreements and the Assignments are attached hereto as exhibits and are incorporated herein by reference.
     Pursuant to a Stock Option Agreement executed in connection with the Merger Agreement, Mr. Horne received options to purchase one million shares of the Company’s common stock at an exercise price of $1.65 per share, subject to Horne meeting the revenue and EBITDA targets for 2005 as described above. The Company also reserved two million shares of the Company’s common stock for stock options to be granted to managers of Horne at the discretion of Mr. Horne. A copy of the Stock Option Agreement is attached hereto as an exhibit and is incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities.
     See disclosure in Item 2.01 above, which is incorporated herein by reference. The shares of common stock to be issued to the Shareholders pursuant to the Merger Agreement are exempt from registration under the Securities Act, and Rule 506 promulgated thereunder.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     See disclosure in Item 2.01 above, which is incorporated herein by reference. Mr. Horne, a licensed professional engineer with over twenty years of experience, is the founder of Horne and has served as President and CEO since its inception in 1990. Mr. Megless has over twenty-five years of experience in the environmental consulting and hazardous remediation industry and has served as the CFO of Horne since 1997.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     See disclosure in Item 2.01 above, which is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

Requisite financial statements will be filed by amendment to this Current Report within the period permitted under applicable regulations.

(b)	Pro Forma Financial Information.

Requisite pro forma financial information will be filed by amendment to this Current Report within the period permitted under applicable regulations.

(c)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 14, 2005, by and among Spectrum Sciences & Software Holdings Corp., Horne Acquisition LLC, Horne Engineering Services, Inc., Darryl K. Horne, Charlene M. Horne and Michael Megless.*

2.2	Amendment and Waiver Agreement, dated as of May 11, 2005, by and among Spectrum Sciences & Software Holdings Corp., Horne Acquisition LLC, Horne Engineering Services, Inc., Darryl K. Horne, Charlene M. Horne and Michael Megless.*

3.1	First Amendment to the Amended and Restated Bylaws of Spectrum Sciences & Software Holdings Corp., dated May 11, 2005.

4.1	Registration Rights Agreement, dated as of May 11, 2005, by and among Spectrum Sciences & Software Holdings Corp., Darryl K. Horne, Charlene M. Horne and Michael Megless.

10.1	Employment Agreement, dated as of May 11, 2005, by and between Spectrum Sciences & Software Holdings Corp. and Darryl K. Horne.

10.2	Employment Agreement, dated as of May 11, 2005, by and between Spectrum Sciences & Software Holdings Corp. and Michael Megless.

10.3	Assignment and Assumption Agreement, dated as of May 11, 2005, by and between Spectrum Sciences & Software Holdings Corp. and Spectrum Sciences & Software, Inc., with respect to the Employment Agreement of William H. Ham, Jr., as amended.

10.4	Assignment and Assumption Agreement, dated as of May 11, 2005, by and between Spectrum Sciences & Software Holdings Corp. and Spectrum Sciences & Software, Inc., with respect to the Employment Agreement of Nancy C. Gontarek, as amended.

10.5	Stock Option Agreement between Spectrum Sciences & Software Holdings Corp. and Darryl K. Horne, dated May 11, 2005.

*	The schedules to this document are not being filed herewith. The Company agrees to furnish supplementally a copy of any such schedule to the Securities and Exchange Commission upon request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP.

Date: April 11, 2006	By:	/s/ Michael M. Megless

Name: Michael M. Megless
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 14, 2005, by and among Spectrum Sciences & Software Holdings Corp., Horne Acquisition LLC, Horne Engineering Services, Inc., Darryl K. Horne, Charlene M. Horne and Michael Megless.*

2.2	Amendment and Waiver Agreement, dated as of May 11, 2005, by and among Spectrum Sciences & Software Holdings Corp., Horne Acquisition LLC, Horne Engineering Services, Inc., Darryl K. Horne, Charlene M. Horne and Michael Megless.*

3.1	First Amendment to the Amended and Restated Bylaws of Spectrum Sciences & Software Holdings Corp., dated May 11, 2005.

4.1	Registration Rights Agreement, dated as of May 11, 2005, by and among Spectrum Sciences & Software Holdings Corp., Darryl K. Horne, Charlene M. Horne and Michael Megless.

10.1	Employment Agreement, dated as of May 11, 2005, by and between Spectrum Sciences & Software Holdings Corp. and Darryl K. Horne.

10.2	Employment Agreement, dated as of May 11, 2005, by and between Spectrum Sciences & Software Holdings Corp. and Michael Megless.

10.3	Assignment and Assumption Agreement, dated as of May 11, 2005, by and between Spectrum Sciences & Software Holdings Corp. and Spectrum Sciences & Software, Inc., with respect to the Employment Agreement of William H. Ham, Jr., as amended.

10.4	Assignment and Assumption Agreement, dated as of May 11, 2005, by and between Spectrum Sciences & Software Holdings Corp. and Spectrum Sciences & Software, Inc., with respect to the Employment Agreement of Nancy C. Gontarek, as amended.

10.5	Stock Option Agreement between Spectrum Sciences & Software Holdings Corp. and Darryl K. Horne, dated May 11, 2005.

*	The schedules to this document are not being filed herewith. The Company agrees to furnish supplementally a copy of any such schedule to the Securities and Exchange Commission upon request.